SILICON VALLEY BANK

                          AMENDMENT TO LOAN AGREEMENT

BORROWER:  VITALCOM INC., A DELAWARE CORPORATION

ADDRESS:   15222 DEL AMO AVENUE
           TUSTIN, CA 92780

DATE:      MARCH 21, 2000

THIS AMENDMENT TO LOAN AGREEMENT is entered into between SILICON VALLEY BANK ("Silicon") and the borrower named above (the "Borrower").

     The Parties agree to amend the Loan and Security Agreement between them dated February 26, 1993, as amended by that Amendment to Loan Agreement dated December 21, 1993, as amended by that Amendment to Loan Agreement dated April 27, 1994, as amended by that Amendment to Loan Agreement dated May 5, 1995, as amended by that Amendment to Loan Agreement dated May 30, 1995, as amended by that Amendment to Loan Agreement dated December 27, 1995, as amended by that Amendment to Loan Agreement dated August 6, 1996, as amended by that Amendment to Loan Agreement dated September 25, 1996, as amended by that Amendment to Loan Agreement dated August 6, 1997, as amended by that Amendment to Loan Agreement dated December __, 1998 and as otherwise amended or modified from time to time (the "Loan Agreement": terms defined in the Loan Agreement are used herein as therein defined), as follows, effective as of the date hereof.

     1. AMENDED SCHEDULE. The Schedule to the Loan Agreement is amended, effective as of the date hereof, to read as set forth on the Amended Schedule attached hereto.

     2. MODIFIED SECTION 2.2. Section 2.2 of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

     "2.2 GRANT OF SECURITY INTEREST IN COLLATERAL. Upon the making of any Loans, the following shall be considered to be immediately and fully effective, without any further action on the part of Silicon or Borrower:
     Borrower hereby grants Silicon a continuing security interest in all of Borrower's interest in the Collateral (as defined below in Section 2.2A) as security for all Obligations (such grant of a security interest is referred to herein as the "Grant"). Notwithstanding the foregoing, no Loans shall be made unless and until Silicon has acquired a perfected security interest in the Collateral, including but not limited to the filing of any UCC-1 financing statements as required by Silicon in its discretion: Borrower agrees to take such actions and execute such documentation as Silicon determines is necessary or desirable in order to allow Silicon to perfect its security interest in the Collateral at such time as the Grant becomes effective.

     2.2A COLLATERAL. The following is referred to as the "Collateral": (a) All accounts, contract rights, chattel paper, letters of credit, documents, securities, money, and instruments, and all other obligations now or in the future owing to the Borrower; (b) All inventory, goods, merchandise, materials, raw materials, work in process, finished

SILICON VALLEY BANK                                  AMENDMENT TO LOAN AGREEMENT
--------------------------------------------------------------------------------


     goods, farm products, advertising, packaging and shipping materials, supplies, and all other tangible personal property which is held for sale or lease or furnished under contracts of service or consumed in the Borrower's business, and all warehouse receipts and other documents; and
     (c) All equipment, including without limitation all machinery, fixtures, trade fixtures, vehicles, furnishings, furniture, materials, tools, machine tools, office equipment, computers and peripheral devices, appliances, apparatus, parts, dies, and jigs; (d) All general intangibles, including, but not limited to, deposit accounts, goodwill, names, trade names, drawings, blueprints, customer lists, security deposits, loan commitment fees, federal, state and local tax refunds and claims, all rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, all claims of Borrower against Silicon, all rights to purchase or sell real or personal property, all rights as a licensor or licensee of any kind, all royalties, licenses, processes, telephone numbers, proprietary information, purchase orders, and all insurance policies and claims (including without limitation credit, liability, property and other insurance), and all other rights, privileges and franchises of every kind;
     (e) All books and records, whether stored on computers or otherwise maintained; and (f) All substitutions, additions and accessions to any of the foregoing, and all products, proceeds and insurance proceeds of the foregoing, and all guaranties of and security for the foregoing; and all books and records relating to any of the foregoing; provided, however, that "Collateral" shall not include Intellectual Property (as defined below).

     As used herein the term "Intellectual Property" means (a) any and all copyright rights, copyright applications, copyright registrations and like protections; (b) any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections; (c) all patents, patent applications and like protections; and
     (d) all mask work or similar rights available for the protection of semiconductor chips."

     3. SECTION 3.7 OF THE LOAN AGREEMENT. Section 3.7 of the Loan Agreement is hereby amended in its entirety to read as follows:

     "3.7 FINANCIAL CONDITION AND STATEMENTS. All financial statements now or in the future delivered to Silicon have been, and will be, prepared in conformity with generally accepted accounting principles and now and in the future will completely and accurately reflect the financial condition of the Borrower, at the times and for the periods therein stated subject to normal year-end adjustments. Since the last date covered by any such statement, there has been no material adverse change in the financial condition or business of the Borrower. The Borrower is now and will continue to be solvent. The Borrower will provide Silicon: (i) Within 30 days after the end of each calendar month in which, as of the end of such month, Borrower's Remaining Months Liquidity (as defined in the Schedule hereto) is equal to or less than 12 months, a monthly financial statement prepared by Borrower and a Compliance Certificate in such form as Silicon shall reasonably specify, signed by the Chief Financial Officer of the Borrower, certifying that throughout such month the Borrower was in full compliance with all of the terms and conditions of this Agreement, and setting forth calculations showing compliance with the financial covenants set forth on the Schedule and such other information as Silicon shall reasonably request (a "Compliance Certificate"); (ii) Within 5 days after the earlier of the date the report 10-Q is filed or is required to be filed with the Securities and Exchange Commission ("SEC") with respect to Borrower, such 10-Q report, a quarterly financial statement prepared by Borrower, and a Compliance Certificate for

SILICON VALLEY BANK                     AMENDMENT TO LOAN AGREEMENT
-----------------------------------------------------------------------

     Such quarter; (iii) within 5 days after the earlier of the date the report 10-K is filed or is required to be filed with the Securities and Exchange Commission with respect to Borrower, such 10-K report, complete annual financial statements, certified by Deloitte & Touche or other independent certified public accountants acceptable to Silicon, and a Compliance Certificate for the quarter then ended; provided, however, with respect to the 10-Q and 10-K reports referred to above, if (x) Borrower applies for and obtains an extension from the SEC for the delivery of such reports to the SEC, (y) Borrower provides Silicon with evidence of the SEC's grant of such extension, and (z) such extension is not 30 days beyond the regular submission date for such reports, then the required dates for the submission of financial information and reports set forth in this Section
     3.7 shall be deemed to be modified to the date of the extension so granted by the SEC*.


     *; AND, FINALLY, WITHIN 20 DAYS AFTER THE END OF EACH CALENDAR MONTH IN WHICH, AT ANY TIME DURING SUCH MONTH THERE WERE ANY OBLIGATIONS OUTSTANDING, (a) A BORROWING BASE CERTIFICATE SIGNED BY THE CHIEF EXECUTIVE OFFICER, PRESIDENT, CHIEF FINANCIAL OFFICER OR CONTROLLER OF BORROWER IN FORM AND SUBSTANCE ACCEPTABLE TO SILICON, (b) AN ACCOUNTS RECEIVABLE AGING FOR SUCH MONTH, AGED BY INVOICE DATE, (c) AN ACCOUNTS PAYABLE AGING FOR SUCH MONTH, AGED BY INVOICE DATE, AND (d) OUTSTANDING OR HELD CHECK REGISTERS, IF ANY, WITH RESPECT TO SUCH MONTH."


     4. SECTION 4.5 OF THE LOAN AGREEMENT. Section 4.5 of the Loan Agreement is hereby amended in its entirety to read as follows:

     "4.5 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At all reasonable times, and upon *notice, Silicon, or its agents, shall have the right to inspect the Collateral, and the right to audit and copy the Borrower's accounting books and records and Borrower's books and records relating to the Collateral. Silicon shall take reasonable steps to keep confidential all information obtained in any such inspection or audit, but Silicon shall have the right to disclose any such information to its auditors, regulatory agencies, and attorneys, and pursuant to any subpoena or other legal process. The foregoing audits shall be at Silicon's expense, except that the Borrower shall reimburse Silicon for its reasonable out of pocket costs for semi-annual accounts receivable audits by third parties retained by Silicon, and Silicon may debit Borrower's deposit accounts with Silicon for the cost of such semi-annual accounts receivable audits (in which event Silicon shall send notification thereof to the Borrower). Notwithstanding the foregoing, after the occurrence of an Event of Default all audits shall be at the Borrower's expense**

     *THREE BUSINESS DAYS'

     **AND MAY BE PERFORMED ON ONE BUSINESS DAY'S NOTICE."


     5. REFERENCES IN LOAN AGREEMENT: Until such time as the Grant has become effective, Borrower and Silicon hereby agree that all references to the security interest or lien of Silicon in the Collateral are deemed not to be in effect; provided that, upon the effectiveness of the Grant, such provisions and such references shall immediately be deemed to be in full force and effect, without any further action or notice to any person by Silicon or Borrower or by any other person.

     6. FEE. Borrower shall pay to Silicon a fee the amount of $25,000 in connection herewith such amount includes the $5,000 fee Borrower has paid in connection with the letter dated March 15, 2000 from Silicon to Borrower; such fees shall be in addition to interest and to all amounts payable to Silicon under the Loan Agreement.

          SILICON VALLEY BANK                        AMENDMENT TO LOAN AGREEMENT


     7. GENERAL PROVISIONS. This Amendment, the Loan Agreement, any prior written amendments to the Loan Agreement signed by Silicon and the Borrower, and the other written documents and agreements between Silicon and the Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Loan Agreement, and all other documents and agreements between Silicon and the Borrower shall continue in full force and effect and the same are hereby ratified and confirmed. This Amendment shall be controlling in the event of any conflicts between any prior written agreements and amendments between Silicon and the Borrower, on the one hand, and this Amendment.

Borrower:                               Silicon:

VITALCOM INC.                           SILICON VALLEY BANK


By: /s/ FRANK T. SAMPLE                 By: /s/ [Signature Illegible]
   ------------------------------          ----------------------------------
    President or Vice President         Title: VP

By: /s/ JOHN ROBERT GRAHAM
   ------------------------------
    Secretary or Ass't Secretary

SILICON VALLEY BANK

                              AMENDED SCHEDULE TO

                          LOAN AND SECURITY AGREEMENT

BORROWER:      VITALCOM INC., A DELAWARE CORPORATION

ADDRESS:       15222 DEL AMO AVENUE
               TUSTIN, CA 92780

DATE:          MARCH 21, 2000

CREDIT LIMIT
(Section 1.1):      An amount not to exceed the lesser of (and subject to the
                    proviso that follows):

                    (1) $5,000,000 at any one time outstanding; or

                    (2) the sum of:

                        (a) Loans (the "Formula Loans") in an amount not to
                            exceed 80% of the Net Amount of Borrower's accounts, which Silicon in its discretion deems eligible for borrowing; plus

                        (b) If the Liquidity Covenant (as defined in section 4.1
                            of this Schedule below) is satisfied, and only during such period that the Liquidity covenant remains satisfied including after taking into account the amount of any and all contemplated Non-Formula Loans, the following Loans will also be made available to the Borrower: Loans (referred to herein as the "Non-Formula Loans") in an aggregate amount not to exceed at any time the sum of $5,000,000 minus the aggregate amount of Formula Loans outstanding from time to time;

                        PROVIDED in no event shall the aggregate amount of Loans outstanding plus the aggregate face amount of all outstanding Letters of Credit exceed $5,000,000.

                        "Net Amount" of an account means the gross amount of the account, minus all applicable sales, use, excise and other similar taxes and minus all discounts, credits and allowances of any nature granted or claimed.

                        Without limiting the fact that the determination of which accounts are eligible for borrowing is a matter of Silicon's discretion, the following will not be deemed eligible for borrowing: accounts outstanding for more than 90 days from the invoice date, accounts subject to any contingencies, accounts owing from any government agency (unless, with

          SILICON VALLEY BANK                        AMENDMENT TO LOAN AGREEMENT
--------------------------------------------------------------------------------

                              respect to United States or any department, agency or instrumentality thereof, there has been compliance, to Silicon's satisfaction, with the United States Assignment of Claims Act), accounts owing from an account debtor outside the United States (unless pre-approved by Silicon in its discretion, or backed by a letter of credit satisfactory to Silicon, or FCIA insured satisfactory to Silicon), accounts owing from one account debtor to the extent they exceed 25%* of the total eligible accounts outstanding, accounts owing from an affiliate of Borrower, and accounts owing from an account debtor to whom Borrower is or may be liable for goods purchased from such account debtor or otherwise. In addition, if more than 50% of the accounts owing from an account debtor are outstanding more than 90 days from the invoice date or are otherwise not eligible accounts, then all accounts owing from that account debtor will be deemed ineligible for borrowing.

                              *provided that in the case of Datascope
                              Instruments and Quinton Instrument Company as account debtors, this percentage figure shall be 40%.

LETTERS OF CREDIT             Silicon, in its reasonable discretion, will from
                              time to time during the term of this Agreement issue letters of credit for the account of the Borrower ("Letters of Credit"), in an aggregate amount at any one time outstanding not to exceed
                              $500,000, upon the request of the Borrower, provided that, on the date the Letters of Credit are to be issued, Borrower has available to it
                              Loans in an amount equal to or greater than the face amount of the Letters of Credit to be issued.
                              Prior to the issuance of any Letters of Credit, Borrower shall execute and deliver to Silicon
                              Applications for Letters of Credit and such other documentation as Silicon shall specify (the
                              "Letter of Credit Documentation"). Fees for the
                              Letters of Credit shall be as provided in the Letter of Credit Documentation.

                              The Loans available under this Agreement at any time shall be reduced by the face amount of Letters of Credit from time to time outstanding.

INTEREST RATE (Section 1.2):  A rate equal to the "Prime Rate" in effect from time to time plus .50%. Interest shall be calculated on the basis of a 360-day year for the actual number of days elapsed. "Prime Rate" means the rate announced from time to time by Silicon as its "prime rate;" it is a base rate upon which other rates charged by Silicon are based, and it is not necessarily the best rate available at Silicon. The interest rate applicable to the Obligations shall change on each date there is a change in the Prime Rate.

MATURITY DATE
(Section 5.1):                March __, 2001

PRIOR NAMES OF BORROWER
(Section 3.2):                ACCUCORE, Inc., Pacific Communications, Inc.

SILICON VALLEY BANK                SCHEDULE TO LOAN AGREEMENT
--------------------------------------------------------------------------------

TRADE NAMES OF BORROWER
(Section 3.2):                     Accucore

OTHER LOCATIONS AND ADDRESSES
(Section 3.3):                     None

MATERIAL ADVERSE LITIGATION
(Section 3.10):                    None

NEGATIVE COVENANTS-EXCEPTIONS
(Section 4.6):                     Without Silicon's prior written consent,
                                   Borrower may do the following, provided
                                   that, after giving effect thereto, no Event of Default has occurred and no event has occurred which, with notice or passage of time or both, would constitute an Event of Default, and provided that the following are done in compliance with all applicable laws, rules and regulations; (i) repurchase shares of Borrower's stock, provided that the total amount paid by Borrower for such stock does not exceed $500,000 in any fiscal year.

FINANCIAL COVENANTS
  (Section 4.1):                   Borrower shall comply with all of the
                                   following covenants. Compliance shall be determined as of the end of each required period for the delivery of a compliance certificate as set forth in section 3.7 of the Loan Agreement, except as otherwise specifically provided below:

LIQUIDITY COVENANT:                Borrower shall maintain the greater of (i)
                                   at least Six (6) months Remaining Months
                                   Liquidity or (ii) cash on hand, cash
                                   equivalents and marketable securities less restricted cash of at least two multiplied times the principal amount of the Non-Formula Loans outstanding (collectively being referred to herein as the "Liquidity
                                   Covenant"). "Remaining Months Liquidity" is defined as cash on hand, cash equivalents and marketable securities less restricted cash, divided by Cash Burn. "Cash Burn" is defined as cash (prior period) minus cash
                                   (current period) plus increases in short and long term borrowings plus increases in equity (or subordinated debt) on a mean monthly average basis with respect to the immediately preceding three month to month periods.

DEBT TO TANGIBLE
NET WORTH RATIO:                   Borrower shall maintain a ratio of total
                                   liabilities to tangible net worth of not more than 1.00 to 1.

PROFITABILITY:                     Borrower shall not incur a net loss (after
                                   taxes) for:

                                   (i) the fiscal quarter ending March 31, 2000 in excess of $2,600,000;

                                   (ii) the fiscal quarter ending June 30, 2000 in excess of $2,000,000;

                                   (iii) the fiscal quarter ending September
                                   30, 2000 in excess of $1,000,000; and

SILICON VALLEY BANK                                   SCHEDULE TO LOAN AGREEMENT
--------------------------------------------------------------------------------

                    (iv) the fiscal year ending December 31, 2000 in excess of $4,800,000.

                    Thereafter, Borrower shall not incur a loss (after taxes in any fiscal year.

DEFINITIONS:        "Current assets" and "current liabilities" shall have the
                    meaning ascribed thereto in accordance with generally accepted accounting principles.

                    "Tangible net worth" means the excess of total assets over total liabilities, determined in accordance with generally accepted accounting principles, excluding however all assets which would be classified as intangible assets under generally accepted accounting principles, including without limitation goodwill, licenses, patents, trademarks, trade names, copyrights and franchises.

SUBORDINATED DEBT:  "Liabilities", for purposes of the foregoing covenants, do not include indebtedness which is subordinated to the indebtedness to Silicon under a subordination agreement in form specified by Silicon or by language in the instrument evidencing the indebtedness which is acceptable to Silicon."

                    "Net loss", for purposes of the foregoing covenants, shall not include no-cash charges incurred in connection with any acquisitions by Borrower of another corporation and up to $250,000 in write-offs relating to goodwill.

OTHER COVENANTS
(Section 4.1):      Borrower shall at all times comply with all of the following additional covenants:

                    1. BANKING RELATIONSHIP; MUTUAL FUND ACCOUNT. Borrower shall at all times maintain its primary operating banking relationship with Silicon. Further, Borrower shall maintain with Silicon or with a Silicon-designated institution a money market mutual fund account having a minimum balance of $2,500,000 at all times.

                    2. INDEBTEDNESS. Without limiting any of the foregoing terms or provisions of this Agreement, Borrower shall not in the future incur indebtedness for borrowed money, except for (i) indebtedness to Silicon, (ii) indebtedness incurred in the future for the purchase price of or lease of equipment and
                    (iii) trade debt incurred in the ordinary course of business.

                    3. UCC-1 FINANCING STATEMENTS. Borrower is concurrently herewith delivering to Silicon UCC-1 financing statements, and it is understood and agreed that such financing statements shall not be considered effective unless and until the Grant becomes effective. At such time Silicon shall be permitted to file such financing statements immediately.

                    4. COLLATERAL EXAMINATION. Prior to the making of the initial Formula Loan hereunder, Silicon shall (A) conduct a collateral examination and audit under section 4.5 of the Loan

SILICON VALLEY BANK                                  SCHEDULE TO LOAN AGREEMENT
-------------------------------------------------------------------------------

                     Agreement and (B) determine that the results thereof are acceptable to Silicon for loan purposes in its discretion.

                     BORROWER:

                              VITALCOM INC.


                              By /s/ FRANK T. SAMPLE
                                ----------------------------------------
                                President or Vice President

                              By /s/ JOHN ROBERT GRAHAM
                                ----------------------------------------
                                Secretary or Ass't Secretary

                     SILICON:

                              SILICON VALLEY BANK


                              By [SIGNATURE ILLEGIBLE]
                                ----------------------------------------
                              Title VP
                                   -------------------------------------

SILICON VALLEY BANK
CERTIFIED RESOLUTION

BORROWER:      VITALCOM INC., A CORPORATION
               ORGANIZED UNDER THE LAWS OF THE
               STATE OF DELAWARE

ADDRESS:       15222 DEL AMO AVENUE
               TUSTIN, CA 92780

DATE:          MARCH __, 2000

     I, the undersigned, Secretary or Assistant Secretary of the above-named borrower, a corporation organized under the laws of the state set forth above, do hereby certify that the following is a full, true and correct copy of resolutions duly and regularly adopted by the Board of Directors of said corporation as required by law, and by the by-laws of said corporation, and that said resolutions are still in full force and effect and have not been in any way modified, repealed, rescinded, amended or revoked.

     RESOLVED, that this corporation borrow from Silicon Valley Bank ("Silicon"), from time to time, such sum or sums of money as, in the judgment of the officer or officers hereinafter authorized hereby, this corporation may require.

     RESOLVED FURTHER, that any of the Chairman, President, Chief Executive Officer, Chief Financial Officer or Secretary of this corporation be, and he or she is hereby authorized, directed and empowered, in the name of this corporation, to execute and deliver to Silicon, and Silicon is requested to accept, the loan agreements, security agreements, notes, financing statements, and other documents and instruments providing for such loans and evidencing and/or securing such loans, with interest thereon, and said authorized officers are authorized from time to time to execute renewals, extensions and/or amendments of said loan agreements, security agreements, and other documents and instruments.

     RESOLVED FURTHER, that said authorized officers be and they are hereby authorized, directed and empowered, as security for any and all indebtedness of this corporation to Silicon, whether arising pursuant to this resolution or otherwise, to grant, transfer, pledge, mortgage, assign, or otherwise hypothecate to Silicon, or deed in trust for its benefit, any property of any and every kind, belonging to this corporation, including, but not limited to, any and all real property, accounts, inventory, equipment, general intangibles, instruments, documents, chattel paper, notes, money, deposit accounts, furniture, fixtures, goods, and other property of every kind, and to execute and deliver to Silicon any and all grants, transfers, trust receipts, loan or credit agreements, pledge agreements, mortgages, deeds of trust, financing statements, security agreements and other hypothecation agreements, which said instruments and the note or notes and other instruments referred to in the proceeding paragraph may contain such provisions, covenants, recitals and agreements as Silicon may require and said authorized officers may approve, and the execution thereof by said authorized officers shall be conclusive evidence of such approval.

        The undersigned further certifies that the following persons are the duly elected and acting officers of the corporation named above as borrower and that the following are their actual signatures:

       NAME                                OFFICE(S)                              ACTUAL SIGNATURES
       ----                                ---------                              -----------------
Frank T. Sample               Chairman, President, CEO & Acting CFO           /s/ FRANK T. SAMPLE
----------------------        -------------------------------------           -------------------------

John Robert Graham             V.P. Corporate Alliances, Secretary            /s/ JOHN ROBERT GRAHAM
----------------------        -------------------------------------           -------------------------

----------------------        -------------------------------------           -------------------------

----------------------        -------------------------------------           -------------------------

        IN WITNESS WHEREOF, I have hereunto set my hand as such Secretary or Assistant Secretary on the date set forth above.


                                        /s/ JOHN ROBERT GRAHAM
                                        ----------------------------------------
                                        Secretary or Assistant Secretary

                           NEGATIVE PLEDGE AGREEMENT

     This Negative Pledge Agreement is made as of March 21, 2000 by and between Vitalcom Inc. ("Borrower") and Silicon Valley Bank ("Silicon").

     In connection with, among other documents, the Loan and Security Agreement between Borrower and Silicon dated February 26, 1993 (as amended, the "Loan Agreement"; the Loan Agreement and all related instruments, documents and agreements may be collectively referred to herein as the "Loan Documents"), and without limitation of the terms and provisions of the Loan Documents, Borrower agrees it will not sell, transfer, assign, mortgage, pledge, lease, grant a security interest in, or encumber any of Borrower's Intellectual Property (as defined below), provided that the foregoing shall not restrict licenses of Borrower's Intellectual Property in the ordinary course of business consistent with past business practices.

     As used herein the term "Intellectual Property" means (a) any and all copyright rights, copyright applications, copyright registrations and like protections; (b) any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections; (c) all patents, patent applications and like protections; and (d) all mask work or similar rights available for the protection of semiconductor chips.

     It shall be an event of default under the Loan Documents between Borrower and Silicon if there is a breach of any term of this Negative Pledge Agreement.

BORROWER:

VITALCOM INC.

By: /s/ FRANK T. SAMPLE
    --------------------------

Name: Frank T. Sample
      ------------------------

Title: CEO
       -----------------------


SILICON:

SILICON VALLEY BANK

By: /s/ GARY REAGAN
    --------------------------

Name: Gary Reagan
      ------------------------

Title: VP
       -----------------------